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                                                                    Exhibit 99.4




  SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENTS TO EXHIBIT NO. 99.3


Borrower                                             Lender                     Loan Amt
--------                                             ------                     --------
MHC Hillcrest Village, L.L.C                         GMAC                       27,200,000.00
MHC Lake Haven, L.L.C                                GMAC                       11,500,000.00
MHC Winds of St. Armands North, L.L.C                GMAC                       20,200,000.00
MHC Pueblo Grande, L.L.C                             GMAC                        7,800,000.00
MHC Central Park, L.L.C                              GMAC                       12,600,000.00
MHC Oak Tree Village, L.L.C                          Bank of America             9,680,000.00
MHC Eldorado Village, L.L.C                          Bank of America             8,190,000.00
MHC Holiday Village-Colorado, L.L.C                  Bank of America            11,600,000.00
MHC Golden Terrace West, L.L.C                       Bank of America            16,800,000.00
MHC East Bay Oaks, L.L.C                             Bank of America            11,900,000.00
MHC Windmill Village, L.L.C                          LaSalle Bank               17,155,000.00
MHC Bonanza Village, L.L.C                           LaSalle Bank                9,180,000.00
MHC Country Place, L.L.C                             LaSalle Bank               16,125,000.00
MHC Winds of St. Armands South, L.L.C                LaSalle Bank               13,000,000.00
MHC Green Acres, LP                                  LaSalle Bank               30,560,000.00
MHC Casa Del Sol West I, L.L.C                       LaSalle Bank               10,230,000.00
MHC Meadows of Chantilly, L.L.C                      LaSalle Bank               34,800,000.00
MHC Golden Terrace, L.L.C                            LaSalle Bank               14,400,000.00
MHC Cimarron Village, L.L.C                          LaSalle Bank               16,000,000.00
MHC Holiday Hills Village, L.L.C                     LaSalle Bank               37,600,000.00